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                                                        Exhibit 10.13


JTS borrowed funds from cerain JTS stockholders pursuant to convertible promissory notes in the form hereto as Exhibit A. The holders, date and principal amounts of such convertible notes are as follows:


NAME                                            DATE            PRINCPAL

1.  Entities affiliated with Burr Egan          10/11/94        $247,400

                                                10/11/94        $2,600

                                                10/26/94        $371,100

                                                10/26/94        $3,900

                                                12/29/94        $1,040

                                                12/29/94        $98,960

                                                1/18/95         $100,569

                                                1/18/95         $1,057

                                                6/22/95         $989,600

                                                6/22/95         $10,400

2.  Brentwood Associates VI, L.P.               11/1/94         $412,500

                                                1/18/95         $67,073

                                                6/22/95         $500,000

3.  Entities affilated with Sofinnova           2/7/94          $107,000

                                                10/25/94        $125,000

                                                10/28/94        $125,000

                                                1/18/95         $20,325

                                                1/18/95         $8,885

                                                1/18/95         $11,441

4.  Entities affiliated with Advanced
    Technology Ventures                         2/7/94          $214,000

                                                10/26/94        $250,000

                                                1/18/95         $40,650

5.  Steven L. Kaczeus                           6/22/95         $250,000

6.  Entities affiliated with Western Digital    12/20/94        $400,000

                                                1/4/95          $100,000

                                                1/6/95          $300,000

7.  David T. Mitchell                           6/22/95         $1,000,000


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                                  Exhibit A















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         THIS NOTE AND THE SECURITIES THAT MAY BE PURCHASED HEREBY HAVE BEEN
ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OF DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER SUCH NOTE NOR SUCH SECURITIES MAY BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY AND ITS LEGAL COUNSEL STATING THAT SUCH SALE, TRANSFER OR ASSIGNMENT IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.


$____________                                                 _______ 1995
                                                           Palo Alto, California


                          CONVERTIBLE PROMISSORY NOTE


        For value received, the undersigned, JT STORAGE, INC., a Delaware corporation ("Borrower"), promises to pay _______ ("Lender") the principal sum of _____________ dollars (_________), with interest from the date hereof at a rate of 8% per annum, compounded monthly. Said principal and interest shall be due and payable on demand after the first to occur of the following: (a) August 15, 1995, or (b) the closing of an additional sale by Borrower of its Series A Preferred Stock ("Stock") to investors ("Investors").

         1. Conversion. If at any time before this note is paid Borrower proposes to sell Stock to Investors, then Borrower shall prior to the proposed closing of such sale (the "Closing") provide Lender with notice of such proposed sale, together with any offering materials provided to such Investors. At its sole option, Lender may at such Closing, upon notice to the Company at least one (1) day prior to the Closing, exchange this Note at the Closing for shares of Stock, and receive the full amount of the principal and interest then due hereunder as credit against the purchase price of such Stock, which purchase price per share shall be equal to the per share price of, and which purchase shall be on terms no less favorable than, either the Stock offered to or purchased by the Investors. Lender shall exercise its conversion option by tendering this Note as full or partial payment of the purchase price of the Stock purchased by Lender. In the event that the amount of principal and interest then due hereunder shall be less than the aggregate purchase price of the Stock so purchased by Lender, Lender shall deliver to Borrower at the Closing a check in the amount of such difference. Lender may not acquire fractional shares.

         If Lender elects to convert part but not all of the principal and interest subject to this Note into Stock, Borrower shall deliver to Lender a check in the amount of all unconverted principal plus interest, if any, at the same time and place such conversion occurs. Payment of principal and interest not converted into Stock in accordance with this Agreement shall be made in lawful money of the United States to the holder of this Note at the Borrower's principal
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offices or, at the option of the Lender, at such other place in the United
States as such Lender shall have designated to the Borrower in writing.

         THIS NOTE SHALL NOT BE CONVERTIBLE INTO SECURITIES OF BORROWER IF SUCH CONVERSION WOULD VIOLATE FEDERAL SECURITIES LAWS OR APPLICABLE STATE SECURITIES LAWS.

         2. Representations and Warranties. The Lender represents and warrants that:

                 (a) It is familiar with Borrower, the nature of its business, its financial prospects and the merits and risks of an investment in Borrower, and has the capacity to protect its own interest; and

                 (b) It is acquiring the Note and the securities that may be purchased thereby for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with any distribution thereof. It understands that the Note and the securities that may be purchased thereby have not been, and will not be, registered under the Securities Act of 1933, as amended, by reason of a specific exemption from the registration provisions of such Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Lender's representations as expressed herein.

         3. Waiver. Borrower hereby waives presentment, demand for payment, notice of dishonor and any and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of this Note, except such demands and notices expressly required hereunder, and hereby consents to any and all extensions of time, renewals, releases of liens, waivers or modifications that may be made or granted by the Lender to any party hereto. No delay by the Lender in exercising any power or right hereunder shall operate as a waiver of any power or right; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any power or right hereunder or otherwise; and no waiver or modification of the terms hereof shall be valid unless in writing signed by Lender and then only to the extent therein set forth.

         4. Transfer. This Note may not be sold, transferred or assigned without Borrower's prior written consent, which consent shall not be unreasonably withheld.

         5. Notice. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five
(5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to the Borrower, at the address of its principal corporate offices and (ii) if to the Lender, at the address of its principal corporate offices, or at





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such other address as a party may designate by ten days' advance written notice to the other party pursuant to the provisions above.

         6. Governing Law. This Note and the obligations of the Borrower hereunder shall be governed by and construed in accordance with the laws of the State of California. The parties expressly stipulate that any litigation under this Note shall be brought in the State courts of the County of Santa Clara, California and in the United States District Court for the Northern District of California. The parties agree to submit to the jurisdiction and venue of those courts.

         Issued this _________ day of ________ 1995.


                                       "BORROWER"

                                       JT STORAGE, INC.


                                       By:____________________________________

                                       Title:_________________________________

"LENDER"

AGREED TO AND ACCEPTED:


By:_____________________________

Title:__________________________





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